SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 April 16, 2002

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351                  41-1849591
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                           Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 525-5020
              (Registrant's telephone number, including area code)





Item 5.   Other Events

As reported in the Current Report on Form 8-K filed by Metris Companies Inc. ("Metris") on April 17, 2002 ("Original Form 8-K"), Direct Merchants Credit Card Bank, N.A. ("Bank"), a wholly-owned subsidiary of Metris, on April 16, 2002 entered into an agreement with the Office of the Comptroller of the Currency ("OCC"), the agency that regulates the Bank, to strengthen certain aspects of the safety and soundness of the Bank's operations. The agreement, filed with the Original Form 8-K as Exhibit 99.1 and incorporated therein by reference, formalized recommendations and requirements made by the OCC following an examination of the Bank that covered the 15-month period ending December 31, 2001.

This current Report on Form 8-K/A amends the Original Form 8-K to add the following disclosure to Item 5 of the Original Form 8-K regarding when the Bank anticipates submitting and adopting its updated strategic and other compliance plans that are required pursuant to the agreement.

The agreement required the Bank to update its Strategic Plan by July 15, 2002 (see Article VIII(1)). The Bank's Board of Directors ("Board") approved the revisions to the Bank's Strategic Plan effective July 12, 2002. The Bank filed the "Direct Merchants Bank Strategic Plan: 2002-2004" with the OCC on July 15, 2002. The agreement provides that a determination of supervisory non-objection from the OCC must be received by the Bank before the revised Strategic Plan can be fully implemented by the Bank (see Article VIII(2)). Management of the Bank discussed the Bank's revised Strategic Plan with representatives of the OCC on August 1, 2002. The OCC recommended that certain changes be made to the revised Strategic Plan and extended the Bank's deadline for providing a second draft of the plan to the OCC until August 31, 2002.

The agreement required the Bank to develop a Capital Plan by July 15, 2002 (see
Article IX(1)). The Board approved the Capital Plan effective July 12, 2002. The Bank filed the "Direct Merchants Bank Capital Plan: 2002-2004" with the OCC on July 15, 2002. The agreement provides that a determination of supervisory non-objection from the OCC must be received by the Bank before the Capital Plan can be fully implemented by the Bank (see Article IX(5)). Management of the Bank discussed the Bank's Capital Plan with representatives of the OCC on August 1, 2002. The OCC recommended that the Bank make certain changes to the Capital Plan and extended the Bank's deadline for providing a second draft of the plan to the OCC until August 31, 2002.

The agreement required the Bank to adopt a written action plan to address issues identified in the Oversight Committee's evaluation of the Bank's credit risk management personnel, policies, processes, and control functions (see Article IV(5)). The Oversight Committee completed its evaluation on July 8, 2002. The Board approved the evaluation on July 10, 2002 and delivered it to the OCC for review on July 15, 2002. The Board approved the action plan on August 9, 2002, and the Bank filed the action plan with the OCC on August 13, 2002. The agreement requires the action plan to be implemented by the Bank within 30 days after it is received by the OCC.

The agreement required the Bank to adopt a written action plan to address issues identified in management's evaluation of issues that impact borrowers' ability to make progress on reducing debt and possible causes for negative amortization (see Article IV(5)). Management completed this evaluation on July 8, 2002 The Board approved the evaluation on July 9, 2002 and delivered it to the OCC for review on July 15, 2002. The Board approved the action plan on August 9, 2002, and the Bank filed the action plan with the OCC on August 13, 2002. The agreement requires the action plan to be implemented within 30 days after it is received by the OCC.

The agreement required the Bank to adopt a written action plan detailing the Board's strategy to evaluate and address the impact of the automated 2001 Credit Line Increase program on delinquencies and loan losses (see Article V(2)). The Board adopted the action plan on May 13, 2002 and delivered it to the OCC on May 14, 2002, for a determination of supervisory non-objection. The OCC advised the Bank, in a letter dated June 13, 2002, that the OCC posed "no objection to the implementation of this plan." The Bank implemented the action plan on June 13, 2002.

The agreement required the Bank to adopt a written action plan detailing the Board's strategy for strengthening controls and improving management information systems for accounts placed in Debt Forbearance Programs and Re-age Programs (see Article VI(1)). The Board adopted the action plan on July 12, 2002 and delivered it to the OCC on July 15, 2002, for a determination of supervisory non-objection. The agreement requires the OCC to provide its determination of supervisory non-objection within 30 days after the action plan is received by the OCC. The agreement requires the action plan to be implemented immediately upon receiving the OCC's determination of supervisory non-objection.

The agreement required the Bank to adopt a written action plan designed to ensure the effective operation and financial reporting of all aspects of the Debt Waiver Products (see Article VII(1)). The Board adopted the action plan on May 13, 2002 and delivered it to the OCC on May 15, 2002, for a determination of supervisory non-objection. The OCC advised the Bank, in a letter dated June 13, 2002, that the OCC posed "no objection to the implementation of this plan." The Bank implemented the action plan on June 13, 2002.

The agreement required the Bank to adopt a Contingency Funding Plan (see Article XII(4)). The Board adopted the Contingency Funding Plan ("CFP") on May 13, 2002, and delivered it to the OCC on May 15, 2002, for a determination of supervisory non-objection. The OCC acknowledged that the Bank was working with the OCC to make improvements to the CFP, and advised the Bank, in a letter dated June 13, 2002, that the final version of the CFP should be delivered to the OCC no later than July 15, 2002. The Board approved revisions to the CFP on June 28, 2002, and delivered the final version of the CFP to the OCC on July 1, 2002. The OCC advised the Bank, in a letter dated July 15, 2002, that it posed "no objection to the CFP." The Bank implemented the CFP on July 15, 2002.

The agreement required the Bank to adopt a written action plan for evaluating the adequacy of policies, procedures, and control processes in place in the individual business units, and additional risk management functions (see Article XIII(2)). The Board adopted the action plan on June 10, 2002, and delivered it to the OCC for review on June 14, 2002. The OCC advised the Bank, in a letter dated July 15, 2002, that the OCC will monitor the actions of the Project and Process Management unit and the Bank's compliance with Article XIII on an ongoing basis. The action plan was implemented by the Bank on June 10, 2002.

Item 7.  Financial Statement and Exhibits

(c) Exhibits

99.1 Agreement between Direct Merchants Credit Card Bank, N.A. and the Office of the Comptroller of the Currency, dated April 16, 2002 (incorporated by reference to Exhibit 99.1 to Metris Companies Inc.'s Current Report on 8-K dated April 17, 2002 (File No.
1-12351))



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METRIS COMPANIES INC.


                                     By /s/ Ronald N. Zebeck
                                        ----------------------------------
                                      Ronald N. Zebeck
                                      Chairman and Chief Executive Officer
Dated: October 22, 2002